Exhibit 10.2

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 25, 2024 (this “Agreement”) is by and among the Lenders party hereto, GPM PETROLEUM LP, a Delaware limited partnership (the “Borrower”), the Guarantors party hereto and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), Swingline Lender and an Issuing Lender.

RECITALS:

WHEREAS, reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of May 5, 2023, by and among the Borrower, the guarantors party thereto from time to time, the lenders party thereto (collectively, the “Lenders” and individually, a “Lender”) from time to time, and Capital One, National Association, as Administrative Agent and the other agents and parties party thereto from time to time (as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Agreement, the “Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined); and

WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders party hereto have agreed, to make certain amendments to the Credit Agreement as more specifically described herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.
Amendment of Existing Credit Agreement. Effective as of the Amendment Effective Date,
(a)
Section 1.1 of the Credit Agreement is hereby amended to add the following defined term in the appropriate alphabetical order:

“First Amendment” shall mean that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of March 25, 2024, by and among the Borrower, the other Credit Parties party thereto, the Administrative Agent and the Lenders party thereto.

(b)
Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of “Credit Documents” in its entirety as follows:

“Credit Documents” shall mean this Agreement, the First Amendment, the Notes, the Joinder Agreements (if any), the Letters of Credit, the LOC Documents, the GPM Investments Letter Agreement, the Security Documents, the Capital One Engagement Letter, and any other fee letter entered into between the Borrower or any other Credit Party and the Administrative Agent, the Arrangers or any Lender from time to time in respect of the Extensions of Credit, and all other agreements, instruments and certificates delivered to the Administrative Agent under or in connection with this Agreement.

(c)
Section 6.1(l) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(l) additional Indebtedness consisting of obligations under adjustments of purchase price, earnouts or similar arrangements in an aggregate amount not to exceed $2,500,000 at any time;”

(d)
Section 6.10(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) so long as no Default or Event of Default then exists and is continuing or would result therefrom, (i) at any time on or prior to the date on which the IPO is completed, the Borrower may make Restricted Payments up to the amount of Available Cash (as defined in the Partnership Agreement as of the Closing Date) from cash generated other than from an incurrence of Loans hereunder (provided that from and after March 25, 2024, up to $36,500,000 in the aggregate during the term of the Revolving Facility may come from the one-time incurrence of Loans hereunder so long as (x) in connection therewith, the deferred purchase price obligations arising under that certain Asset Purchase Agreement, dated as of September 9, 2022 (as in effect on the Closing Date), entered into in connection with the acquisition of certain assets from Transit Energy Group, LLC will be deemed satisfied in full and (y) no violation of any Securities Laws shall result from such Restricted Payment and any use thereof) and (ii) after the date on which the IPO is completed, the Borrower may make Restricted Payments in accordance with the cash distribution policy adopted by the General Partner pursuant to any amendment, restatement or replacement of the Partnership Agreement approved in writing by the Administrative Agent;”

SECTION 2.
Reaffirmation and Confirmation of Credit Documents. Each of the Credit Parties hereby (a) acknowledges the existence, validity and enforceability of this Agreement, (b) confirms and ratifies all of its obligations under the Credit Agreement (immediately after giving effect to this Agreement), each Security Document and the other Credit Documents to which it is party, including its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the Credit Agreement, each Security Document and each of the other Credit Documents to which it is party, and (c) agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of the Credit Agreement, each Security Document and each of the other Credit Documents to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect in accordance with their terms and, as applicable, shall guarantee and secure all secured Obligations under the Credit Agreement, as modified pursuant to this Agreement. The parties hereto acknowledge and agree that all references to the “Credit Agreement” (or words of similar import) in the Credit Documents (including each Security Document) refer to the Credit Agreement as amended and supplemented by this Agreement without impairing any such obligations or Liens in any respect.
SECTION 3.
Conditions to Initial Effectiveness. The effectiveness of this Agreement is subject to the satisfaction or waiver of each of the following conditions (the date on which such conditions are satisfied or waived, the “Amendment Effective Date”):
(a)
The Administrative Agent shall have received a counterpart of this Agreement, executed and delivered by the Borrower, the Guarantors and the Required Lenders.
(b)
The Administrative Agent and the Lenders shall have received all fees and amounts due and payable, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder and under the Credit Agreement (including, without limitation, the reasonable fees and expenses of Latham & Watkins LLP, counsel to the Administrative Agent).
(c)
Substantially concurrently with the effectiveness of this Agreement, the deferred purchase price obligations arising under that certain Asset Purchase Agreement, dated as of September 9, 2022, entered into in connection with the acquisition of certain assets from Transit Energy Group, LLC, shall have been satisfied and terminated in full.

SECTION 4.
Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants, as of the Amendment Effective Date, as follows:
(a)
Each of the representations and warranties contained in Article III of the Credit Agreement and in each of the other Credit Documents is true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date).
(b)
No Default or Event of Default exists as of the Amendment Effective Date.
SECTION 5.
Effects on Credit Documents.
(a)
Except as specifically amended herein, all Credit Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)
The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of the Credit Documents.
(c)
The Credit Parties and the other parties hereto acknowledge and agree that this Agreement shall constitute a Credit Document.
SECTION 6.
Amendments; Execution in Counterparts.
(a)
This Agreement shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower and any other Credit Party that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
(b)
This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Lenders party hereto. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 7.
GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 9.16 OF THE CREDIT AGREEMENT.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

GPM PETROLEUM LP, as the Borrower

By: GPM Petroleum GP, LLC, its general partner

By /s/ Robb Giammatteo

Name: Robb Giammatteo
Title: CFO

By /s/ Maury Bricks

Name: Maury Bricks
Title: General Counsel

GPM PETROLEUM, LLC, as a Guarantor

By /s/ Robb Giammatteo

Name: Robb Giammatteo
Title: CFO

By /s/ Maury Bricks

Name: Maury Bricks
Title: General Counsel

[Signature Page to First Amendment]

Consented to by:

CAPITAL ONE, NATIONAL ASSOCIATION

as Administrative Agent, a Lender, Swingline Lender and Issuing Lender

By: /s/ Gabrielle Uzdin

Name: Gabrielle Uzdin

Title: Duly Authorized Signatory

[Signature Page to First Amendment]

Consented to by:

BANK OF AMERICA, N.A.,

as a Lender

By: /s/ Colleen Landau

Name: Colleen Landau

Title: Senior Vice President

[Signature Page to First Amendment]

Consented to by:

KeyBank National Association,

as a Lender

By: /s/ J.E. Fowler

Name: J.E. Fowler

Title: Managing Director

[Signature Page to First Amendment]

Consented to by:

Santander Bank, N.A.

as a Lender

By: /s/ Peter Martin

Name: Peter Martin

Title: SVP

[Signature Page to First Amendment]

Consented to by:

Wells Fargo Bank, N.A.,

as a Lender

By: /s/ Denise Crouch

Name: Denise Crouch

Title: Vice President

[Signature Page to First Amendment]

Consented to by:

Fifth Third Bank, National Association,

as a Lender

By: /s/ Nate Calloway

Name: Nate Calloway

Title: Officer, Corporate Banking Associate

[Signature Page to First Amendment]

Consented to by:

RAYMOND JAMES BANK,

as a Lender

By: /s/ Mark Specht

Name: Mark Specht

Title: Senior Vice President

[Signature Page to First Amendment]

Consented to by:

JPMorgan Chase Bank, N.A.,

as a Lender

By: /s/ Caroline Eagan

Name: Caroline Eagan

Title: Vice President

[Signature Page to First Amendment]

Consented to by:

ATLANTIC UNION BANK,

as a Lender

By: /s/ Matthew Sawyer

Name: Matthew Sawyer

Title: Managing Director

[Signature Page to First Amendment]

Consented to by:

Truist Bank,

as a Lender

By: /s/ Lisa Garling

Name: Lisa Garling

Title: Director

[Signature Page to First Amendment]

Consented to by:

Primis Bank,

as a Lender

By: /s/ Mark S. Zuskin

Name: Mark S. Zuskin

Title: Sr. Vice President

[Signature Page to First Amendment]